UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): May 27, 2026

CNL STRATEGIC CAPITAL, LLC

(Exact name of registrant as specified in its charter)

delaware	000-56162	32-0503849
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification Number)

CNL Center at City Commons

450 South Orange Avenue

Orlando, Florida 32801

(Address of Principal Executive Offices; Zip Code)

Registrant’s telephone number, including area code: (407) 650-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement

Amendment to Revolving Loan Agreement

On May 29, 2026, CNL Strategic Capital B, Inc. (the “Borrower”), a wholly-owned subsidiary of CNL Strategic Capital, LLC (the “Company”), and Valley National Bank, a Tennessee banking corporation (referred to as “Valley National Bank”), entered into a Third Amendment (the “Third Amendment”) to the Loan and Security Agreement, as amended (the “Loan Agreement”), previously entered into by such parties for a $50.0 million revolving line of credit (the “Line of Credit”). Under the Loan Agreement, in the sole and absolute discretion of Valley National Bank, the Line of Credit may be increased to a maximum commitment amount of $100 million. If increased, the additional commitment amount will be subject to a commitment fee of 0.25% on such an increased Line of Credit amount if utilized. Under the Third Amendment, the Line of Credit may be used to finance the repurchase of the Company’s equity securities from its equity holders in an amount not to exceed 90% of Company’s trailing six months new net investment proceeds excluding reinvested distributions. Additionally, under the Third Amendment, unless further extended, the Line of Credit has a new maturity date of August 15, 2026. In connection with the Third Amendment, the Borrower paid an additional fee to Valley National Bank of $62,500.00. The foregoing descriptions of the Loan Agreement and the Third Amendment in this Item 1.01 do not purport to be complete in scope and are qualified in their entirety by the full text of such agreements which are incorporated by reference herein.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The information set forth in Item 1.01 regarding the Loan Agreement and the Third Amendment is incorporated by reference into this Item 2.03.

Item 5.07	Submission of Matters to a Vote of Security Holders

On May 27, 2026, the Company reconvened its special meeting of shareholders (the “Special Meeting”) at which a quorum was present in person or by proxy. The Special Meeting was initially called to order on March 30, 2026, and was adjourned on such date until April 30, 2026, at which time it was adjourned again with respect to Proposal No. 1, the enhanced liquidity plan proposal (as defined below), to permit additional time to solicit shareholder votes for such proposal.

The proposals are described in detail in the Company’s definitive proxy statement (the “Proxy Statement”) filed with the Securities and Exchange Commission (“SEC”) on January 29, 2026. As of January 27, 2026, the record date for the determination of shareholders entitled to notice of, and to vote at, the Special Meeting, 36,307,994 shares of limited liability company interests (the “shares”) were eligible to be voted, and 21,558,404 of those shares were voted in person or by proxy at the reconvened Special Meeting on May 27, 2026. At the Special Meeting, the Company’s shareholders voted on a total of one proposal, as identified below, which was described in the Proxy Statement.

The following is the voting result on the proposal considered and voted upon at the Special Meeting.

Proposal 1:	Approval of an enhanced liquidity plan under which the Company undertakes to repurchase from shareholders during the first four full calendar quarters following the approval of this proposal (the “enhanced liquidity period”) up to a requested liquidity percentage to be established following the approval of this proposal. This proposal was not passed, with voting results as follows:

For	Against	Withheld
20,122,701	510,255	925,448

Refer to the Company’s Current Report on Form 8-K filed with the SEC on May 4, 2026 for the voting result with respect to the adjournment proposal considered and voted upon at the Special Meeting reconvened on April 30, 2026. The Special Meeting was concluded on May 27, 2026.

Item 8.01.	Other Events

Certain information about the Special Meeting results

The primary purpose of the Special Meeting was for shareholders to consider a proposal for an enhanced liquidity plan (the "enhanced liquidity plan proposal") offering up to 25% of the Company’s shares for repurchase after the Company’s board of directors (the “Board”) concluded that continuing the Company as a perpetual life vehicle was in the best interests of the Company and its shareholders. The required approval from two-thirds of the Company’s outstanding shareholders for the enhanced liquidity plan proposal was not obtained.

The Company intends to continue to administer its share repurchase program with no change to its terms, including maintaining the program’s repurchase limits of up to 10% of the Company’s aggregate net asset value per calendar year. To date, the Company’s share repurchase program has been sufficient to meet all proper share repurchase requests, including requests during the period of time that the recent proxy vote was being pursued for the Special Meeting.

The Company’s current continuous public offering of shares (the “Public Offering”) continues as currently structured pursuant to its effective registration statement. The Board will continue to evaluate the Company’s options to raise capital beyond the Public Offering, which is scheduled to expire on November 1, 2027.

Item 9.01.	Financial Statements and Exhibits

(d)	Exhibits

Exhibit Number	Description
10.1	Third Amendment to the Loan and Security Agreement by and among CNL Strategic Capital B, Inc., CNL Strategic Capital, LLC, and Valley National Bank dated May 29, 2026.

10.2	Loan and Security Agreement dated February 15, 2024 by and between CNL Strategic Capital B, Inc. and Valley National Bank (incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K filed with the SEC on February 20, 2024).

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

Cautionary Note Regarding Forward-Looking Statements

Statements in this Current Report on Form 8-K, including intentions, beliefs, expectations or projections relating to the items described herein, are forward-looking statements within the meaning of Section 27A of the Securities Act, and Section 21E of the Securities Exchange Act of 1934, as amended. These statements are based on the beliefs and assumptions of the Company’s management and on the information currently available to management at the time of such statements. Forward-looking statements generally can be identified by the words “believes,” “expects,” “intends,” “plans,” “will,” “estimates” or similar expressions that indicate future events. Forward-looking statements are subject to substantial risks and uncertainties, many of which are difficult to predict and are generally beyond the Company’s control. Any forward-looking statement made by us in this Current Report is based only on information currently available to us and speaks only as of the date on which it is made. We undertake no obligation to publicly update any forward-looking statement, whether written or oral, that may be made from time to time, whether as a result of new information, future developments or otherwise. Important risks, uncertainties and factors that could cause actual results to differ materially from those in the forward-looking statements include the risks associated with the Company’s ability to pay distributions and the sources of such distribution payments, the Company’s ability to locate and make suitable investments, the economy and the broader financial markets, which may have a significant negative impact on the Company's (and its businesses) financial condition, results of operations, cash flows and net asset value per share and other risks described in the “Risk Factors” section of the Company’s Annual Report on Form 10-K for the year ended December 31, 2025 and the other documents filed by the Company with the SEC.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 2, 2026	CNL Strategic Capital, LLC a Delaware limited liability company

	By:	/s/ Chirag J. Bhavsar
Chirag J. Bhavsar Chief Executive Officer